EXHIBIT 99.2

BUILDING GLOBAL GAMING BRANDS INVESTOR SUMMIT VIRTUAL CONFERENCE MARCH 23 - 25

DISCLAIMER FORWARD - LOOKING STATEMENTS Statements included within this presentation that are not historical in nature constitute forward - looking statements within the meaning of applicable securities laws, which may include management’s expectations regarding the Company’s future growth, results from operations, performance and business prospects, and future business plans and opportunities. When used, words such as “predicts”, “projects”, “targets”, “plans”, “expects”, “does not expect”, “budget”, “scheduled”, “estimates”, “forecasts”, “anticipate” or “does not anticipate”, “believe”, “intend” and similar expressions or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved, or the negative or grammatical variation thereof, or other variations thereof, or comparable terminology, as they relate to any company or its management, have been used to identify forward - looking statements. Each company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements. Further management discussion of risks and uncertainties can be found in each company’s quarterly and other periodic filings. CAUTIONARY NOTE TO UNITED STATES INVESTORS This presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities of the Company in any jurisdiction in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This presentation is not a prospectus or an offering memorandum. The securities of the Company described herein have not been registered under the United States federal or state securities laws and may not be offered or sold in the United States, as such term is defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), unless an exemption from registration is available or pursuant to registration statement declared effective by the United States Securities and Exchange Commission. GENERAL DISCLAIMER The information in this presentation is not intended to modify, qualify, supplement or amend information disclosed under corporate and securities legislation of any jurisdiction applicable to the Company and should not be used for the purpose of making investment decisions concerning the Company’s securities. The Company has taken all reasonable care in producing and publishing information contained in this presentation. Material in this presentation may still contain technical or other inaccuracies, omissions, or typographical errors, for which the Company assumes no responsibility. The Company does not warrant or make any representations regarding the use, validity, accuracy, completeness, or reliability of any claims, statements, or information in this presentation. The information in this presentation is not a substitute for independent professional advice before making any investment decisions. Furthermore, you may not modify or reproduce in any form, electronic or otherwise, any of the information contained in this presentation, except for your own personal use unless you have obtained our express permission. 2

WHO/WHAT/HOW WHO WE ARE • Gaming Technologies, Inc. • Founded in 2017 • Headquarters in New York • UK offices in London WHAT WE DO • We help our international partners in regulated markets leverage online gambling presences while putting players first by: • Creating unique games • Leveraging best - in - class third - party games e ultimate gaming • Providing th platform HOW WE MONETIZE • We enable land - based casinos, consumer brands and media company partners to rapidly leverage a branded online gambling presence • With each partner, we: • Transform existing customers into players • Strategically market to acquire new players • Use AI and proven strategies to increase game play and retain satisfied customers • Drive new high - margin revenue while protecting each partnership’s market share 3

We’ve assembled a highly experienced executive management team with track records of creating value & building high - growth businesses. Jason Drummond | Founder and CEO +20 year track record founding and building Internet and tech businesses. Led the IPO of 9 of his companies on European Stock Exchanges since 1999. • Founded FairFX plc (now Equals Group Plc. LON:EQLS), leading challenger in the financial services sector with +1m customers and t/o for 2019 of over £2.88bn • Built Gambling.com into the biggest gambling affiliate website in the US • Founded Virtual Internet, Europe’s leading domain registrar and hosting company, now part of web.com in the US Darin Oliver | Head of Corporate and Regulatory Strategy 30+ years of experience in senior financial and commodity roles with UBS, Bear Stearns, Drexel Burnham Lamber and Societe Generele in New York, Chicago, Paris, Tokyo and London. • Has owned his own SEC/FINRA regulated Broker - Dealer in Boston • In 2009, his firm successfully acquired the 2000 stock automated marketing business from the failed BMLS, then recovered and rebooted the trading system • From 2012 - 2015, was Deputy Director of Licensing at the Alderney Gambling and Control Commission, handling licensing and investigations of offshore regulated gaming companies including casino, sports and lottery Julian Parge | UK Director of Operations and Technology 15+ years of experience in design, development, deployment and management of web technologies and server infrastructures for SMEs and public companies. • Qualified in AML and GDPR with specialist knowledge and experience in consumer law and planning law • Consistently demonstrated ability to develop and execute strategies and to deliver on high net worth projects through well organized, dynamic and highly driven approach Steven Plumb | Head of Finance 30+ years of experience in accounting, operations, finance and marketing across numerous clients. • Deep experience in strategic planning, investment portfolio management, SEC reporting, budgeting, capital formation, financial analysis, and CFO services • Demonstrated ability to improve profitability and efficiency with a wide variety of companies, including Fortune 500 organizations, life sciences, high tech, medical and utility companies, distribution, real estate, construction, governmental entities, and non - profit organizations • Earned a Bachelor’s Degree in Business Administration from the University of Texas, Austin PROVEN EXECUTIVE TEAM 4

EXPERIENCED ADVISORY BOARD 5 Ernie Moody | Senior Advisor American Gaming Association Gaming Hall of Fame inductee and the person credited with changing the landscape of the video poker industry. • Conceived novel ideas in the 1990s that gave new life to video poker • Transformed low - earning games into highly profitable games currently found on over 5% of America’s land - based casino slot machines • Developed innovative video poker games that generated 3 to 5 times the house average revenue, including Triple Play Poker • Some of his original video poker games are still being played 20 years later • ounded Action Gaming, inventing and veloping slot machine and video poker content that’s now commonplace in almost every US - based casino Oliver Willett | M&A Advisor Track record in M&A and investments, primarily focused on private investment funds and family offices with transactions totaling over $1 billion and investments of $100+ million. • Has worked across a broad spectrum of sectors, company stages and sizes – from early - stage technology companies to large corporates • Often sits on advisory boards, assisting with strategy, team building, international expansion and maximizing shareholder value • Has a degree in Accounting and Finance and graduated from London Business School with an MBA John Cummins | Senior Advisor Award - winning TV executive, pioneering new formats and launching the careers of some of Britain’s most famous personalities. • Built and sold a leading media advisory business (Hydra Associates), and became Vice - Chairman of Hawkpoint, the investment bank that acquired it • Senior Adviser to owners, entrepreneurs, CEOs and royal families since 2004, helping to identify new opportunities and realize the potential of their leaders • Founder of Creative Human Evolution (CHE), the ‘Peloton of Personal Development’, which helps companies to optimize their human capital and maximize collaboration and innovation Our advisory board combines legendary gaming innovation and success with world - class promotions, capital markets and M&A experience.

OUR RAPIDLY GROWING MARKET AT A GLANCE REST OF THE WORLD MIDDLE EAST NORTH AMERICA ASIA - PACIFIC EUROPE 4% 2 2 .4% 7 .9% 11.72% 2 0 19 2020E 20 2 1E 2022E 20 2 3E 20 2 4E 2025E 80 70 60 50 40 30 20 29.5 3 0 .7 34.7 % S h a r e of g r oss gambling rev enue (¤ bn) Land - based Online 3 1.6 69.3 2 4.8 3 2 .7 3 3 .6 75.2 65.3 7 0 .5 68. 4 6 7 .3 66.4 Global Online Gambling Industry Market by Region Projected Growth of Europe’s Online Share of Total Gambling Revenues 6

THE LATIN AMERICAN (“LATAM”) OPPORTUNITY A SHIFT FROM GLOBAL TO LOCAL REGULATED AND INFLUENCED MARKETS • Mexico - fully regulated with only 14 B2C operators serving 160M people • Colombia - fully regulated with only 18 B2C operators serving 50M people • Chile - 18M people - Bills introduced to Government for legalization in 2021 • Brazil - 204M people - Regulation discussed by Government and likely pending in 2021 - 2022 • Peru and Argentina allow local permits (full in Government consultation) 33M and 43M people respectively Mexico Chile Colombia Brazil Peru and Argentina 7

Game Tech

OUR TYPICAL PARTNERSHIP MODELS

LAND-BASED CASINOS

Wants new revenue from online gambling without building platform or games.

Invests in rapid development of branded online gambling presence.

Points their physical customers to online gambling presence

Invests in ongoing marketing of online gambling presence.

Share revenue while building long-term mutual value.

CONSUME R BRANDS

Wants new revenue from online gambling without building platform or games.

Invests in rapid development of branded online gambling presence.

Points their physical customers to online gambling presence

Invests in ongoing marketing of online gambling presence.

Share revenue while building long-term mutual value.

MEDIA COMPANIES

Wants new revenue from online gambling without building platform or games.

Invests in rapid development of branded online gambling presence.

Points their physical customers to online gambling presence

Invests in ongoing marketing of online gambling presence.

Share revenue while building long-term mutual value.

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OUR PROPRIETARY STATE - OF - THE - ART GAMING PLATFORM Unlike many legacy platforms, we built our platform from the ground up to be able to get to market and deploy new versions quickly, to be adaptable, and to provide all the benefits our partners need in a single integrated platform. FULL SUITE ACCESS To our unique games and best - in - class third party games MARKETING TOOLS To offer the full suite of games to consumers ANALYTICS TOOLS To measure player activity, user trends, PnL, GGR, RTP and more PLAYER RETENTION TOOLS For the management of AI - driven retention strategies INDUSTRY - FIRST INVENTIONS Our certified RNG & server - driven sentiment analysis scores enable unique game functions FAST, SECURE & SCALABLE Tested internally to 50 bets / trades per second, which is equivilent to 2.5 million per day SIMPLE API INTEGRATIONS Payment gateways, know Your Customer (KYC) systems, AML and other third - party integrations possible AI - DRIVEN PERSONALIZATION Creates unique game interfaces & offers based on players’ demographics & past bets, wins/losses and behaviours ROBUST CRM Historic data analysis and marketing including email, Rich Inbox, push notifications & Facebook Custom Audiences POWERFUL ACQUISITION TOOLS Targeting of quality users through budget control, LTV analysis & campaign testing and optimizing 9

WE BUILD & LEVERAGE BEST - IN - CLASS GAMES Every successful online gambling presence is built on the foundation of games that deliver rewarding player experiences. At GameTech, we build those games and leverage best - in - class third - party games created by other leading developers. CASINO & SPORTS - BETTING • Poker, bingo, Roulette, slots, blackjack, craps • NFL, NBA, MLB, NHL, boxing, horse racing, eSports TRADING GAMES We gamify traditional trading by creating unique games that enable players to bet whether a virtual market will be up or down by a specific time. 10

GameTech

WE PARTNER WITH LEADING BRANDS

BIG BOLA CASINOS
EL CASINO DE MÉXICO

BIG BOLA

5-YEAR INITIAL CONTRACT

- Founded in 2005
- Taps Mexico's gaming market, estimated at US$1.7B (UBS Bank)
- Offers elite collection of gaming experiences
- 2nd largest land-based casino brand in Mexico:
- 20 casinos & 14 bingo halls
- 5,980 slot machines
- 150 live table games
- 2,000 employees





VALE – VALE.MX

- Successful development, launch & operation of Vale Casino (Vale.mx)
- Regulated interactive online casino
- Since our gaming platform is designed for rapid implementation, we brought Vale to market in record time

"Mexico is the leading gaming market in Latin America and is also ranked as the 12th largest market worldwide. The timing is ideal to launch Vale.mx and offer a fresh, exciting online platform featuring many of the newest, most innovative online casino games. We look forward to a long and mutually beneficial partnership with Jason Drummond and his team at Gametech."

Emilio Quiros, Director of Operations, Big Bola Casino

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GameTech

MARKET OPPORTUNITY

51%
percentage of world's population that gambles in some form
Source: ResearchAndMarkets.com

2.2B
mobile gamers globally, 200M+ of these in the US
Source: Mediakix

$123.7B
global online gambling market size by 2027
Source: ResearchAndMarkets.com

11.5%
projected market CAGR from 2020 to 2027
Source: ResearchAndMarkets.com

28%
of US states have legalized online gambling
Source: PlayUSA.com

80%
of sports betting in US states is via online/mobile
Source: Gambling.com

Online gambling is riding a wave of diverse market drivers:

- Increasing access to the internet
- Rapid adoption of smartphones
- Proliferation of customer-targeted advertising
- Ease of access that comes with online casino gaming platforms
- New regulated markets, including US states

Even the COVID-19 pandemic has boosted demand for online gambling.

"...due to people sitting locked up in their homes and not having anything exciting to do, many tried their hands at playing online slots or other live dealer games. Many online casino sites found new subscribers, while the regular players also made it a point to play online, marking a paradigm shift in the way the traditional gambling industry used to function."

2021 Analyses on the Global Online Gambling Industry, ResearchAndMarkets.com

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COVID - 19 AS A MARKET DRIVER 50% more games downloaded during the pandemic peak in France, UK and Italy Source: App Annie 300M average weekly hours in the US spent gaming during March 2020 Source: App Annie Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 40 30 20 10 0 The global pandemic has changed the industry with new trends and a significant increase in mobile gaming players. 25% year - over - year increase in average time spent in apps and games for Q1 2020 (worldwide) Source: App Annie 1.2B record downloads of games in iOS in China in March 2020 Source: App Annie 13

PEER COMPARISON Market Cap: $266.2 b n Revenue (2019): €365.8m 52 - Week Low: $282.5 52 - Week High: $1,279.0 Recent Share Price: $1,250.0 Tic k er: E VO Market Cap: $27.7bn Revenue (2019): $323m 52 - Week Low: $11.37 52 - Week High: $74.38 Recent Share Price: $67.83 Tic k er: DKNG Market Cap: $1bn Revenue (2019): $30m 52 - Week Low: $10.60 52 - Week High: $31.81 Recent Share Price: $24.70 Tic k er: GAN Market Cap: $10.6bn Revenue (2019): $1.9bn 52 - Week Low: $25.27 52 - Week High: $36.06 Recent Share Price: $25.69 Tic k er: P L TK 14

CAPITAL MARKETS INFORMATION LEGAL Sichenzia Ross Ference LLP www.srf.law AUDITOR Weinberg & Company www.weinbergla.com TRANSFER AGENT Globex Transfer www.globextransfer.com Epsilon Investments PTE: 21.97% Jason Drummond: 16.56% Fairfax Capital BV: 7.99% One44 Capital LLC: 5.90% SHARE STRUCTURE Issued & Outstanding 30,521,059 OVER 5% SHAREHOLDERS - Since December 2020, the Company has closed on $7.1m in a common stock - only private placement offering at $2.50 per share. - The Company is debt - free. - The Company has applied for a listing on the OTCQB. 15

CONTACT JASON DRUMMOND Founder and CEO jd@gametech.com GAMING TECHNOLOGIES, INC. 413 W 14th St, New York, NY 10014, USA +1 347 983 1227 GAMING TECHNO L O GIES LIMITED 184 Shepherds Bush Road, London, W6 7NL, UK +44 203 923 8777 INVESTOR RELATIONS Bob Prag, President - The Del Mar Consulting Group, Inc. bprag@delmarconsulting.com | +1 (858) 794 - 9500